UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2013

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On August 9, 2013, Chanticleer Holdings, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting) in Charlotte, North Carolina. The total number of shares represented at the Annual Meeting in person or by proxy was 1,921,728 of the 3,702,896 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, were applicable, are set forth in the table below.

	Number of Votes
	For	Withhold	Abstain
Proposal #1: to elect all five directors:
Michael D. Pruitt as Chairman	1,920,876	852	-
Keith Johnson as Director	1,920,876	852	-
Michael Carroll as Director	1,920,876	852	-
Russell J. Page as Director	1,920,876	852	-
Paul Moskowitz as Director	1,920,876	852	-

	For	Against	Abstain
Proposal #2: to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013	1,920,866	852	10

	For	Against	Abstain
Proposal #3: a non-binding advisory vote on the resolution regarding the compensation paid to the Named Executive Officers	1,920,856	862	10

	One year	Two Years	Three Years	Abstain
Proposal #4: a non-binding advisory vote on the frequency of the shareholder vote to approve the compensation paid to the Named Executive Officers	1,053,269	375	853,624	14,460

On the basis of the above votes, (i) Michael D. Pruitt (Chairman), Keith Johnson, Michael Carroll, Russell Page, and Paul Moskowitz were elected as directors, and (ii) the proposal to ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was adopted. The stockholders also voted a sufficient number of non-binding advisory votes to approve (iii) the Company’s executive compensation and (iv) the one-year frequency for advisory votes on executive compensation.

The Company’s Proxy Statement for the Annual Meeting was filed with the Securities and Exchange Commission on June 19, 2013 and provides more information about the proposals and the vote required for approval of each of them.

ITEM 8.01.	Other Events

On August 12, 2013, the Company issued a press release regarding the results of the Annual Meeting. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein as reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 12, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2013

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated August 12, 2013	Furnished Electronically